Supplement Dated August 31, 2004

                            to the

                 Statement of Additional Information

                       Dated April 30, 2004

The following supplements information presented under the caption
"Legal Proceedings" on pages 24 and 25.

On July 27, 2004 the Court dismissed the class action lawsuit but gave plaintiffs leave to file an amended complaint.
The plaintiffs have not yet filed an amended complaint.

On August 26, 2004 each of (i) the Adviser and the
Company's President, (ii) a former employee of the Adviser; and
(iii) a former director of the Company consented to the entry of administrative orders issued by the Securities and Exchange Commission. The entry of these orders concluded the SEC investigations discussed under the caption "Legal Proceedings." The text of these orders (Rel. No. IA-2281; Rel. No. IA-2282; and Rel. No. IC-26581) may be found at the Securities and Exchange Commission's Internet site at http://www.sec.gov.

The following supplements information presented under the caption "Directors and Officers" on pages 18, 19 and 20.

Garrett Van Wagoner: (i) will resign as a director of the Company effective December 31, 2004; (ii) will resign as an officer of the Company effective December 31, 2004; and (iii) will recommend to the Company's Board of Directors that it add two independent directors not unacceptable to the staff of the Securities and Exchange Commission.

The following supplements information presented under the caption "Illiquid Securities" on page 5.

Effective August 26, 2004 the independent directors of the Company's Board of Directors has assumed the day-to-day responsibility for the determination of the liquidity of a security.

The following supplements information presented under the caption "Purchase, Exchange and Redemption of Shares;
Determination of Net Asset Value" on pages 33 and 34.

Effective June 30, 2004, private equity securities are valued at their fair value as determined in good faith by the independent directors of the Company's Board of Directors. Private equity securities are initially carried at their original funded cost. Changes in the fair value of these securities are made when, in the judgment of the independent directors of the Company's Board of Directors, evidence of a change is readily ascertainable. In retrospect, fair values so determined may not reflect the prices at which those securities could have been sold during the periods in which the particular fair values were used in determining the Funds' net asset values.